Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Disclosure of cash and cash equivalents [text block]
12	Cash and cash equivalents

Cash and cash equivalents include the following:

	For the year ended December 31
in 000€	2017	2016	2015
Cash at bank	33,611	45,645	41,701
Cash equivalents	9,564	10,267	9,025
Total	43,175	55,912	50,726

Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods between one day and three months, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.

In connection with the exercise of warrants payments have been received from employees for a total amount of K€209. In line with regulations the amount of K€209 is posted on a restricted bank account per December 31, 2017. There were no restrictions on cash during 2016 or 2015.